Exhibit 10.2

The Crypto Company

PRE-FUNDED WARRANT AGREEMENT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION OF THIS WARRANT OR THE SECURITIES ISSUABLE UPON ITS EXERCISE MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Issuance Date: July 10, 2025

The following is a statement of the rights of the holder of this Pre-Funded Warrant Agreement (this “Warrant”) and the conditions to which this Warrant is subject, and to which the Holder hereof, by the acceptance of this Warrant, agrees:

For value received, THREE MILE CREEK FUTURE LLC and its permitted assigns (“Holder”), is entitled to subscribe for and purchase, subject to terms and conditions set forth herein, at any time on or after the date hereof (the “Initial Exercise Date”) up to 77,704,407 shares of the Common Stock, par value $0.001 per share (the “Common Stock”) of The Crypto Company, a Nevada corporation (the “Company”) (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 1(b).

1. Terms of Exercise;

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and, on or before the Expiration Date by delivery to the Company of a duly executed PDF or DocuSign copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). The warrant shall be exercised by the cashless exercise procedure specified in Section 2 below. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) trading days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) trading day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof. For the avoidance of doubt, there is no circumstance that would require the Company to net cash settle the Warrants.

(b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.03 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.03 per Warrant Share) shall be required to be paid by the Holder to any person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever. The remaining unpaid exercise price per Warrant Share shall be $0.03, subject to adjustment hereunder (the “Exercise Price”).

2. Method of Exercise.

(a) The purchase right represented by this Warrant may only be exercised by Holder, in whole or in part, prior to the Expiration Date (as defined herein) by the surrender of this Warrant and the execution and delivery of a Notice of Exercise in the form attached hereto as Exhibit A (“Notice of Exercise”). Upon any valid exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to Holder as soon as practicable or in the case of uncertificated Warrant Shares, the Company’s stock ledger shall be updated to reflect the issuance of such Warrant Shares as soon as practicable. Such exercise shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Warrant and the delivery of the validly executed notice of exercise.

(b) The Holder shall exercise all or a portion of its rights to acquire Warrant Shares without the payment of any additional consideration by surrendering this Warrant to the Company (together with the Notice of Exercise) (i.e., a cashless exercise). The Company shall deliver to the Holder (without payment by the Holder of any cash or other consideration) that number of shares of Common Stock under the following formula:

X = (Y * (A – B)) / A

Where,

X = the total number of vested Warrant Shares to be issued pursuant to the Notice of Exercise.

Y = the total number of vested Warrant Shares the Holder elects to exercise.

A = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

B = the applicable Exercise Price.

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“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX, as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Market” means, the principal securities market on which the Common Stock is then listed or traded.

The parties acknowledge and agree that in accordance with Section 3(a)(9) of the 1933 Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(b).

3. Adjustment of Exercise Price and Number of Warrant Shares. If, as a result of any distribution (whether in the form of cash, common stock, other securities, or other property), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company at a de minimis price, or any other similar corporate transaction, change, or event, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Warrant, then the Company shall, in such manner as is equitable, adjust any or all of: (i) the number and class or type of Warrant Shares, and (ii) the Exercise Price. Notwithstanding with foregoing, this Warrant shall not be adjusted solely to prevent ownership dilution or economic dilution resulting from the sale by the Company of equity securities, options, or warrants to purchase equity securities, or securities convertible into equity securities, for a cash investment in an arms-length transaction negotiated by the Company in good faith. Holder shall take the same risks as holders of equity securities of the Company that the value of Company’s equity securities might fall.

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4. Notice of Adjustments. Whenever the number of Warrant Shares or Exercise Price shall be adjusted pursuant to Section 3 hereof, the Company shall issue to Holder a certificate signed by its chief executive or financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and a summary of the adjusted terms.

5. Shares Fully Paid; Reservation of Warrant Shares. The Warrant Shares will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens, and charges (other than restrictions on future transfers under applicable federal and state securities laws) with respect to the issue thereof. The Company shall reserve and set aside a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

6. Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

7. Purchase and Transferability of Warrant Shares. With respect to any offer, sale, or other disposition of this Warrant or the Warrant Shares, Holder by acceptance hereof agrees to be bound by the restrictions set forth in this Warrant, specifically:

(a) Notwithstanding any provision hereof to the contrary, no exercise of the Warrant into any equity securities of the Company will be made unless the Company determines (acting in a commercially reasonable manner) that such exercise can be made under exemptions from registration or qualification of such exercise under applicable securities laws without the creation of any offering memorandum prescribed by such laws unless at the time of such exercise the Company already has completed such a memorandum and such exercise would be exempt from registration and qualification by, among other things, delivery of such memorandum to Holder.

(b) Holder represents and agrees that this Warrant and the Warrant Shares issuable upon exercise of this Warrant are and will be purchased only for investment, for Holder’s own account, and without any present intention to sell or distribute this Warrant or the Warrant Shares. Holder further acknowledges that the Warrant Shares will not be issued unless the issuance and delivery of the Warrant Shares shall comply with all relevant provisions of law, and other applicable federal and state securities laws and regulations.

(c) Holder acknowledges and agrees that this Warrant and the Warrant Shares have not been and will not be registered under the Act and, accordingly, will not be transferable except as permitted under the various exemptions contained in the Act, or upon satisfaction of the registration and prospectus delivery requirements of the Act, and subject to Section 9 below. Holder further acknowledges and agrees that only the Company may file a registration statement with the Securities and Exchange Commission (“SEC”) and the Company is under no obligation to do so with respect to the Warrant Shares, nor does it have any obligation to file any other disclosure statement with the SEC with respect thereto.

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8. Representations of Holder. The Holder represents and warrants that it is acquiring the Warrant and the Warrant Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Warrant Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Shares the Holder is acquiring is being acquired for, and will be held for, its account only. The Holder understands that the Warrant and the Warrant Shares have not been registered under the Act, on the basis that no distribution or public offering of the securities of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention. The Holder recognizes that the Warrant and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Warrant Shares of the Company, or to comply with any exemption from such registration. The Holder is aware that neither the Warrant nor the Warrant Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the Warrant Shares, the availability of certain current public information about the Company and the resale following the required holding period under Rule 144. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future. The Holder understands and agrees that all certificates evidencing the Warrant Shares to be issued to the Holder, if any, may bear the following legend: “The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) or state securities laws, and cannot be offered, sold or otherwise transferred in the absence of registration or the availability of an exemption from registration under the Act, regulations promulgated thereunder, and applicable state securities laws.”

9. Assignment of Warrant. The Holder may not transfer this Warrant or Warrant Shares to a third party without the prior written consent of the Company.

10. Rights as a Stockholder. This Warrant shall not (a) entitle Holder to be deemed a stockholder of the Company for any purpose; (b) confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof; (c) entitle Holder to give or withhold consent to any company action (whether upon any recapitalization, issuance of shares, reclassification of shares, consolidation, merger, conveyance, or otherwise); or (d) entitle Holder to receive notice of meetings or to receive distributions or subscription rights until the Warrant shall have been exercised and the certificates representing the Warrant Shares purchasable upon the exercise hereof shall have been issued, or in the case of uncertificated Warrant Shares, the Company’s stock ledger updated, as provided herein.

11. Reorganization Event.

(a) For purposes of this Warrant, a “Reorganization Event” shall mean (i) any transaction in which all or substantially all of the Company’s assets are acquired, or any transaction in which more than 50% of the Company’s outstanding equity interests acquired, directly or indirectly, by any person other than those persons who are the stockholders of the Company as of the “Issuance Date” of this Warrant; (ii) the dissolution or liquidation of the Company; or (iii) a merger or consolidation which is not within the scope of the transactions described in clause (i) above and in which the Company is not the surviving entity. Notwithstanding the foregoing, “Reorganization Event” shall not include a merger, consolidation, or conversion in which the surviving entity is owned and controlled by substantially the same persons, in substantially the same proportions, as the Company prior to such transaction.

(b) The Company shall provide the Holder with written notice of a Reorganization Event. Such notice shall be given not later than 20 days prior to the stockholders’ meeting called to approve such transaction (if any) or 20 days prior to the closing of such transaction, whichever is earlier. The Company shall also notify the Holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the contemplated transaction.

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(c) Notwithstanding anything herein to the contrary, the Holder’s right to exercise this Warrant in whole or in part shall automatically be fully exercisable immediately prior to the occurrence of a Reorganization Event, and shall automatically terminate immediately prior to the consummation of a Reorganization Event. To exercise Holder’s Warrant rights immediately prior to the consummation of a Reorganization Event, the Holder must, not later than ten days prior to the closing of such transaction, surrender the Warrant to the Company and deliver a validly executed Notice of Exercise to the Company in the form attached hereto as Exhibit A. The exercise of this Warrant shall be conditioned upon the closing of such transaction, in which event the Holder shall not be deemed to have exercised such Warrant until immediately prior to the closing of such transaction. If the transaction does not occur for any reason, the Company shall promptly return to the Holder this Warrant.

12. Term. Subject to Section 11(c), the term of this Warrant shall be for five years, commencing on the Issuance Date and ending on the fifth anniversary of the Issuance Date, (the “Expiration Date”).

13. Limitations on Exercise to Comply with Nasdaq Rules. Notwithstanding anything to the contrary contained herein, the Company shall not issue any shares of Common Stock upon exercise of this Warrant, and this Warrant shall not be exercisable, to the extent that after giving effect to such issuance, the aggregate number of shares of Common Stock issued pursuant to this Warrant and all other warrants or other securities issued in connection with the same offering or transaction (as defined under Nasdaq Listing Rule 5635(d)) would exceed 19.99% of the Company’s outstanding Common Stock (or voting power) as of the date of issuance of this Warrant (the “Exchange Cap”), unless the Company obtains stockholder approval in accordance with the rules of the Nasdaq Stock Market. The Exchange Cap shall apply in the aggregate to all such securities and shall not be exceeded unless such stockholder approval is obtained.

14. Miscellaneous.

(a) Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and Holder.

(b) This Warrant shall be governed by the internal laws of the State of Nevada, without regard to principles of conflicts of laws.

(c) Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

(d) This Warrant may be executed in two or more counterparts, including by electronic signature or scanned copy, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to Holder at such addresses as the Company or Holder may designate by written notice to the other.

(f) This Warrant, the Promissory Note issued by the Company to the Holder as of the date hereof and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Warrant as of the date of the last party’s signature below.

HOLDER:		COMPANY:

THREE MILE CREEK FUTURE LLC		The Crypto Company

By:	/s/ Rafael Furst	By:	/s/ Ron Levy
Name:	Rafael Furst	Name:	Ron Levy
Title:	Manager	Title:	CEO
Date:	July 16, 2025	Date:	July 16, 2025

– Signature Page to Warrant –

EXHIBIT A

NOTICE OF EXERCISE

TO: The Crypto Company

The undersigned hereby elects to purchase __________ shares of Common Stock of The Crypto Company pursuant to the terms of the foregoing Warrant in accordance with its cashless exercise provisions.

Please issue a certificate or certificates representing said securities in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The undersigned represents that the aforesaid Warrant Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an investment representation statement in a form reasonably requested by the Company as a condition to the exercise herein noticed.

(Signature)

Date: